                                 LEASE AGREEMENT

                                  [Translation]

This Agreement is made as of February 29, 1996 by and between Wu-hsiang Lin (hereinafter called "Party A") and Novellus Systems Taiwan (hereinafter called "Party B") for the lease of property.

ARTICLE 1 SUBJECT OF THE LEASE

(1)  Party A shall lease one unit of the property which it owns at S/F-3 295,
     Section 2 Kuang Fu Road, Hsinchu, to Party B for office use. The location is shown in the attachment and the interior is as in its current condition. The total area of lease is 78.36 pings.

(2) ____parking spots numbered ___ at basement___ of the same building as the premises concerned shall be leased along with the premises for parking purposes. The location is shown in the attachment and the condition is as the current one.

ARTICLE 2 TERM

This Agreement shall be a term of two years from March 1, 1996 to February 28, 1998 and terminated at its expiry and shall not be renewed unless agreed to in writing by Party A.

ARTICLE 3 RENTAL

(1) The monthly rental of the premises of the first year shall be NT$74,442, with $950 per ping.

(2)  The rental of the parking spots of the first year shall be NT$__________.

(3) Upon the execution of this Agreement, Party B shall issue 12 cheques as payment of the total rental of NT$893,304 to Party A. Each period of rental payment shall comprise one month. If any of the cheques is dishonored, a late charge of 1% of the monthly rental due shall be payable to Party A for each day the cheque is dishonored. If the honoring of the cheque is delayed for up to ten days, Party A may terminate the Agreement and discontinue the water and power supply of the premises, in which case Party B shall have no objection and shall immediately vacate the premises and pay off the outstanding rental, late charge, other fees due and compensation for Party A's losses.

ARTICLE 4 DEPOSIT

(1) Party B shall pay a deposit of NT$223,326 to Party A upon the execution of the Agreement. Any deposit left after Party B vacates and returns the premises and after any outstanding rental and payment for damage to the premises or payment due form Party B pursuant to the Agreement but not paid is deducted at the expiry of the lease shall be refunded to Party B free of interest.

(2) Party B shall neither claim to pay the rental with the deposit nor use the receipt of the deposit as guarantee of any liability during the lease.

ARTICLE 5 COMMON LAND AND FACILITIES

(1) Common land and facilities shall include passageways, lift lobby, stairwells, lavatories, kitchen and electricity room of the building.

(2) Party A shall have free access to the above area and may use the above facilities, provided it shall not place objects, install additional residential facilities or perform any act that impedes the common use of such area and facilities.

(3) Party B shall be liable for any damage incurred from its improper use of the common area and facilities.

(4) Party B shall apply to the Directorate General of Telecommunications for connection of telephone lines at its own cost using the lines and sockets preinstalled by Party A.

(5) Party B shall comply with regulations pertaining to the use of the premises and parking spots such as Residents' Convention or Building Management Regulations.

ARTICLE 6 WATER AND ELECTRICITY BILLS, TAX AND MANAGEMENT FEE

(1) During the lease, Party B shall bear the water and electricity bills, telephone bills, common facilities cost, business tax and other costs incurred from use of the premises by the lessee.

(2)  The property tax and income tax on the lease shall be borne by Party A.

(3) Party B shall pay a management fee to the management committee of the building on schedule.

(4) Upon the execution of the agreement, Party A shall collect and deliver a total management fund of $11,754, with $150 per ping, to the management committee of the Empire Trade Building as working fund for the management of the building, and shall return such fund to Party B free of interest upon Party B's vacating the premises.

ARTICLE 7 DECORATION AND RENOVATION

If it is necessary for Party B to install facilities or production equipment within the premises, it shall obtain the prior written consent of Party A, provided the structure of the construction shall not be affected. All costs incurred shall be borne by Party B. Upon the extinguishment of the lease, the original condition shall be borne by Party B. Upon the extinguishment of the lease, the original condition shall be restored by Party B except for items accepted by Party A, and the premises shall not be damaged. If the original condition is not restored by Party B within 15 days of the above extinguishment, Party B agrees to abandon any facilities or equipment installed thereby and have the original condition restored by Party A at Party B's cost.

ARTICLE 8 RESTRICTIONS ON THE USE OF THE PREMISES

Party B shall use the premises with the care of a good administrator and shall not perform the following business or acts:

(1) The premises shall not be used for residential, factory and kitchen purposes, and no act against sanitation, safety, public order and peace shall be committed.

(2)   Neither contraband shall be placed nor illegal business operated.

(3) Electrical appliances of excessive voltage shall not be used or high voltage electrical facilities or neon lights shall not be installed without authorization, the original design of the electrical facilities or lines shall not be altered.

(4) Operation, experimentation or storage of dangerous goods is not allowed on the premises; no such goods or weapons shall be allowed on the premises.

(5) The lessee shall not stick or hang any advertisements or signboards on the outer wall or on either side of the glass panes of the premises so that the overall appearance of the building will be maintained.

(6) Party B shall not sublet, lend, offer or provide in any disguised manner for use the premises of parking spots in part or in whole to a third party except a branch company or an affiliate of Party B acknowledged by Party A.

ARTICLE 9 DAMAGES

Party B shall preserve intact the premises and common facilities and shall be responsible for repair of or compensation for any damage, whether caused on purpose or cased by negligence, unless such is caused by FORCE MAJEURE such as natural disasters. If the damage is incurred by an unrelated third party, Party A shall pursue the liability for repair.

ARTICLE 10 RETURN OF THE PREMISES

(1) Upon the expiry of the lease or termination of the agreement, Party B shall immediately return the premises and restore them to their original condition. If it defers returning or refuse to return the premises, Party A may claim a penalty from Party B at five times the monthly rental until the premises are returned.

(2) If Party B does not renew the agreement at the expiry of the term, it shall immediately vacate and return to Party A the premises and parking spots under this agreement and shall not claim relocation fee, renovation fee or other costs from Party A.

(3) If the parking spots are still occupied by vehicles upon the termination of the lease, Party A may directly tow away such vehicles. The cost incurred therefrom shall be deducted from the deposit. Party A shall not be liable for damage caused to Party B's vehicles during the tow.

ARTICLE 11 TERMINATION OF THE AGREEMENT BEFORE EXPIRY

If either party desires to terminate the agreement before the expiry of the lease, it shall notify the other party two months in advance and seek consent from the other party and unconditionally agree for the other party to deduct half of the total deposit as termination pay.

ARTICLE 12 DEFAULT

If Party B is in default of any of the terms and conditions hereunder, Party A shall notify Party B in writing that improvement shall be made within a prescribed period, otherwise the lease agreement shall be immediately terminated, the water and power supply originally available to Party B shall be cut off and Party B shall not be allowed to park its vehicles inside and shall pay an amount equivalent to the deposit to Party A as punitive damages.

ARTICLE 13 RENTAL ADJUSTMENT

Party B agrees to the right of Party A to increase the rental of the premises and parking spots at the expiry of the first year of lease, provided the adjustment shall be within 15% (inclusive of 15%) of the rental of the preceding year and the same for all units and parking spots on the same floor in order to be fair.

ARTICLE 14 PRIOR NOTIFICATION OF LEASE TERM

(1) Party B shall notify Party A of its desire to or not to renew the agreement after it expires two months before the expiry. If Party B desires to renew the agreement, it shall seek the consent of Party A to the lease the above notification and executes a new agreement in writing with Party A before continuing to use the premises and parking spots.

(2) Notices of both parties shall be made in writing and served at the address stated herein.

ARTICLE 15

Both parties shall strictly comply with the agreement and resolve any dispute through negotiation in good faith. In case of a lawsuit, both parties shall submit themselves to the sole jurisdiction of the Hsinchu District Court in the first instance.

ARTICLE 16 COPIES

This Agreement shall be executed in duplicate, each to be held by both parties as evidence.

LESSOR (PARTY A):        Wu-hsiang Lin
I.D. No:                 F105990445
Responsible person:
Address                  4/F, 8, Lane 10, Section 2 Minsbeng Road, Lin 17, Chich
                         Shou Li, Panchiao, Taipei County
Telephone:               (035) 726-188

LESSEE (PARTY B):        Novellus Systems Taiwan
Uniform invoice no:      84897212
Responsible person:      Tsong-hsin Chan
Address:                 5/F-1, 295, Section 2 Kuang Fu Road, Hsinchu
Telephone:               (035) 730-550

                                 LEASE AGREEMENT

                                  [Translation]

This Agreement is made as of February 29, 1996 by and between Wen-yi Li (hereinafter called "Party A") and Novellus Systems Taiwan (hereinafter called "Party B") for the lease of property.

ARTICLE 1 SUBJECT OF THE LEASE

(1)  Party A shall lease one unit of the property which it owns at S/F-1 295,
     Section 2 Kuang Fu Road, Hsinchu, to Party B for office use. The location is shown in the attachment and the interior is as in its current condition. The total area of lease is 82.72 pings.

(2) ____parking spots numbered ___ at basement___ of the same building as the premises concerned shall be leased along with the premises for parking purposes. The location is shown in the attachment and the condition is as the current one.

ARTICLE 2 TERM

This Agreement shall be a term of two years from March 1, 1996 to February 28, 1998 and terminated at its expiry and shall not be renewed unless agreed to in writing by Party A.

ARTICLE 3 RENTAL

(1) The monthly rental of the premises of the first year shall be NT$74,448, with $900 per ping.

(2)  The rental of the parking spots of the first year shall be NT$__________.

(3) Upon the execution of this Agreement, Party B shall issue 12 cheques as payment of the total rental of NT$893,376 to Party A. Each period of rental payment shall comprise one month. If any of the cheques is dishonored, a late charge of 1% of the monthly rental due shall be payable to Party A for each day the cheque is dishonored. If the honoring of the cheque is delayed for up to ten days, Party A may terminate the Agreement and discontinue the water and power supply of the premises, in which case Party B shall have no objection and shall immediately vacate the premises and pay off the outstanding rental, late charge, other fees due and compensation for Party A's losses.

ARTICLE 4 DEPOSIT

(1) Party B shall pay a deposit of NT$223,344 to Party A upon the execution of the Agreement. Any deposit left after Party B vacates and returns the premises and after any outstanding rental and payment for damage to the premises or payment due form Party B pursuant to the Agreement but not paid is deducted at the expiry of the lease shall be refunded to Party B free of interest.

(2) Party B shall neither claim to pay the rental with the deposit nor use the receipt of the deposit as guarantee of any liability during the lease.

ARTICLE 5 COMMON LAND AND FACILITIES

(1) Common land and facilities shall include passageways, lift lobby, stairwells, lavatories, kitchen and electricity room of the building.

(2) Party A shall have free access to the above area and may use the above facilities, provided it shall not place objects, install additional residential facilities or perform any act that impedes the common use of such area and facilities.

(3) Party B shall be liable for any damage incurred from its improper use of the common area and facilities.

(4) Party B shall apply to the Directorate General of Telecommunications for connection of telephone lines at its own cost using the lines and sockets preinstalled by Party A.

(5) Party B shall comply with regulations pertaining to the use of the premises and parking spots such as Residents' Convention or Building Management Regulations.

ARTICLE 6 WATER AND ELECTRICITY BILLS, TAX AND MANAGEMENT FEE

(1) During the lease, Party B shall bear the water and electricity bills, telephone bills, common facilities cost, business tax and other costs incurred from use of the premises by the lease.

(2)  The property tax and income tax on the lease shall be borne by Party A.

(3) Party B shall pay a management fee to the management committee of the building on schedule.

(4) Upon the execution of the agreement, Party A shall collect and deliver a total management fund of $12,408, with $150 per ping, to the management committee of the Empire Trade Building as working fund for the management of the building, and shall return such fund to Party B free of interest upon Party B's vacating the premises.

ARTICLE 7 DECORATION AND RENOVATION

If it is necessary for Party B to install facilities or production equipment within the premises, it shall obtain the prior written consent of Party A, provided the structure of the construction shall not be affected. All costs incurred shall be borne by Party B. Upon the extinguishment of the lease, the original condition shall be borne by Party B. Upon the extinguishment of the lease, the original condition shall be restored by Party B except for items accepted by Party A, and the premises shall not be damaged. If the original condition is not restored by Party B within 15 days of the above extinguishment, Party B agrees to abandon any facilities or equipment installed thereby and have the original condition restored by Party A at Party B's cost.

ARTICLE 8 RESTRICTIONS ON THE USE OF THE PREMISES

Party B shall use the premises with the care of a good administrator and shall not perform the following business or acts:

(1) The premises shall not be used for residential, factory and kitchen purposes, and no act against sanitation, safety, public order and peace shall be committed.

(2)   Neither contrabands shall be placed nor illegal business operated.

(3) Electrical appliances of excessive voltage shall not be used or high voltage electrical facilities or neon lights shall not be installed without authorization the original design of the electrical facilities or lines shall not be altered.

(4) Operation, experimentation or storage of dangerous goods is not allowed on the premises; no such goods or weapons shall be allowed on the premises.

(5) The lessee shall not stick or hang any advertisements or signboards on the outer wall or on either side of the glass panes of the premises so that the overall appearance of the building will be maintained.

(6) Party B shall not sublet, lend, offer or provide in any disguised manner for use the premises or parking spots in part or in whole to a third party except a branch company or an affiliate of Party B acknowledged by Party A.

ARTICLE 9 DAMAGES

Party B shall preserve intact the premises and common facilities and shall be responsible for repair of or compensation for any damage, whether caused on purpose or caused by negligence, unless such is caused by FORCE MAJEURE such as natural disasters. If the damage is incurred by an unrelated third party, Party A shall pursue the liability for repair.

ARTICLE 10 RETURN OF THE PREMISES

(1) Upon the expiry of the lease or termination of the agreement, Party B shall immediately return the premises and restore them to their original condition. If it defers returning or refuse to return the premises, Party A may claim a penalty from Party B at five times the monthly rental until the premises are returned.

(2) If Party B does not renew the agreement at the expiry of the term, it shall immediately vacate and return to Party A the premises and parking spots under this agreement and shall not claim relocation fee, renovation fee or other costs from Party A.

(3) If the parking spots are still occupied by vehicles upon the termination of the lease, Party A may directly tow away such vehicles. The cost incurred therefrom shall be deducted from the deposit. Party A shall not be liable for damage caused to Party B's vehicles during the tow.

ARTICLE 11 TERMINATION OF THE AGREEMENT BEFORE EXPIRY

If either party desires to terminate the agreement before the expiry of the lease, it shall notify the other party two months in advance and seek consent from the other party and unconditionally agree for the other party to deduct half of the total deposit as termination pay.

ARTICLE 12 DEFAULT

If Party B is in default of any of the terms and conditions hereunder, Party A shall notify Party B in writing that improvement shall be made within a prescribed period, otherwise the lease agreement shall be immediately terminated, the water and power supply originally available to Party B shall be cut off and Party B shall not be allowed to park its vehicles inside and shall pay an amount equivalent to the deposit to Party A as punitive damages.

ARTICLE 13 RENTAL ADJUSTMENT

Party B agrees to the right of Party A to increase the rental of the premises and parking spots at the expiry of the first year of lease, provided the adjustment shall be within 15% (inclusive of 15%) of the rental of the preceding year and the same for all units and parking spots on the same floor in order to be fair.

ARTICLE 14 PRIOR NOTIFICATION OF LEASE TERM

(1) Party B shall notify Party A of its desire to or not to renew the agreement after it expires two months before the expiry. If Party B desires to renew the agreement, it shall seek the consent of Party A to the lease the above notification and executes a new agreement in writing with Party A before continuing to use the premises and parking spots.

(2) Notices of both parties shall be made in writing and served at the address stated herein.

ARTICLE 15

Both parties shall strictly comply with the agreement and resolve any dispute through negotiation in good faith. In case of a lawsuit, both parties shall submit themselves to the sole jurisdiction of the Hsinchu District Court in the first instance.

ARTICLE 16 COPIES

This Agreement shall be executed in duplicate, each to be held by both parties as evidence.

LESSOR (PARTY A):        Wen-yi Li
I.D. No:                 F121358276
Responsible person:
Address                  42-2, Lane 285, Section 1 Wenhua Road, Lin 7,
                         Kungkuan Li, Panchiao, Taipei County
Telephone:               (035) 726-188

LESSEE (PARTY B):        Novellus Systems Taiwan
Uniform invoice no:      84897212
Responsible person:      Tsong-hsin Chan
Address:                 5/F-1, 295, Section 2 Kuang Fu Road, Hsinchu
Telephone:               (035) 730-550